U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2014

ADVANCED EMISSIONS SOLUTIONS, INC.

(Name of registrant as specified in its charter)

Delaware	000-54992	27-5472457
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9135 South Ridgeline Boulevard, Suite 200, Highlands Ranch, Colorado	80129
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 734-1727

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On February 14, 2014, Advanced Emissions Solutions, Inc., a Delaware corporation (NYSE:ADES) (the “Company”), issued a press release announcing that the Company’s Board of Directors approved a two-for-one stock split of the Company’s issued and outstanding common stock, par value $0.001 per share. The stock split will be effected in the form of a stock dividend of one additional share of the Company’s common stock for each share held by stockholders of record at the close of business on February 28, 2014. The additional shares will be distributed on March 14, 2014 and the Company’s common stock will trade on a split-adjusted basis beginning on March 17, 2014. See Exhibit 99.1 for the Company’s press release issued on February 14, 2014 regarding the stock split.

Item 9.01. Financial Statements and Exhibits

(d) The following items are furnished as exhibits to this report:

99.1 Press Release, Advanced Emissions Solutions Board Authorizes 2-for-1 Stock Split

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 14, 2014

Advanced Emissions Solutions, Inc. Registrant
/s/ Mark H. McKinnies Mark H. McKinnies Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release, Advanced Emissions Solutions Board Authorizes 2-for-1 Stock Split